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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of Equity Focus Trusts, S.T.A.R.T. 1999 Series

  We consent to the use of our report dated January 12, 1999, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                                     /s/ KPMG LLP
                                          -------------------------------------

                                                        KPMG LLP

New York, New York
January 12, 1999